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                                                                    Exhibit 10.1

                   THE INTERNATIONAL CORNERSTONE GROUP, INC.
                            1995 STOCK OPTION PLAN
                            ----------------------


Section 1.  Establishment; Purpose; Effective Date; Definition.
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            1.1  Establishment of Plan.  The International Cornerstone Group,
                 ---------------------
Inc., a Delaware corporation formerly known as The Cornerstone Investments Group, Inc. ("Cornerstone"), hereby establishes a stock option plan for certain officers and key Employees and Consultants of Cornerstone or any of its Subsidiaries, as described herein, which shall be known as The International Cornerstone Group, Inc. 1995 Stock Option Plan (the "Plan").

            1.2  Purposes. The purposes of the Plan are to enable Cornerstone to
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attract and retain officers, key employees and Consultants of Cornerstone or any of its subsidiaries, to stimulate the efforts of such individuals toward the achievement of the objectives of Cornerstone and to encourage the identification of the interests of such individuals with those of the stockholders of Cornerstone.

            1.3  Effective Date of the Plan. Subject to approval by the
                 --------------------------
stockholders of Cornerstone, the effective date of the Plan is the day on which it was adopted by the Board of Directors of Cornerstone. The Plan shall remain in effect until it shall expire or be terminated as provided in Section 9 hereof.

            Any option granted pursuant to the Plan after the adoption by the Board of Directors of Cornerstone of any amendment to the Plan which is required by the provisions of Section 10 hereof to be approved by the stockholders of Cornerstone and which could not have been granted but for such amendment shall, if granted before such stockholder approval is obtained, be granted subject to the obtaining of such approval, and if such approval is not obtained within one
(1) year after the adoption of such amendment by the Board of Directors, such option shall become null and void.

            1.4  Definitions. As used herein, the following definitions shall
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apply:

                 (a) "Code" means the Internal Revenue Code of 1986, as amended.
                      ----

                 (b) "Committee" means the Compensation Committee of the Board
                      ---------
of Directors of Cornerstone.

                 (c) "Common Stock" means the Common Stock of Cornerstone, par
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value $0.001 per share.

                 (d) "Consultant" means any person, including an advisor, who is
                      ----------
engaged by Cornerstone or any Subsidiary to render services and is compensated for such services, and any director of the Cornerstone whether compensated for such services or not, provided that if and in the event the Cornerstone registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by Cornerstone.

                 (e) "Continuous Status as an Employee or Consultant" means that
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the employment or consulting relationship is not interrupted or terminated by
Cornerstone or any Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by Cornerstone, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Cornerstone policies) or statute, provided, further, that on the ninety-first day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option; or (ii) transfers between locations of Cornerstone or between Cornerstone, its Subsidiaries or its successor.

                 (f) "Employee" means any person, including officers and
                      --------
directors, employed by Cornerstone or any Subsidiary of Cornerstone. The payment of a director's fee by Cornerstone shall not be sufficient to constitute "employment" by Cornerstone.

                 (g) "Fair Market Value" means, as of any date, the value of
                      -----------------
Common Stock determined as follows:

                     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                     (ii) If the Common Stock is quoted on the National Association of

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Securities Dealers, Inc. Automated Quotation ("NASDAQ") System (but not on the
Nasdaq Stock Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

                     (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee or by the Directors of Cornerstone.

               (h) "Incentive Stock Option" means an Option intended to qualify
                    ----------------------
as an incentive stock option within the meaning of Section 422 of the Code.

               (i) "Nonstatutory Stock Option" means an Option not intended to
                    -------------------------
qualify as an Incentive Stock Option.

               (j) "Option" means a stock option granted pursuant to the Plan.
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               (k) "Optioned Stock" means the Common Stock subject to an Option.
                    --------------

               (l) "Optionee" means an Employee or Consultant who receives an
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Option.

               (m) "Share" means a share of the Common Stock, as may be adjusted
                    -----
in accordance with Section 4 below.

               (n) "Subsidiary" means a "subsidiary corporation", whether now or
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hereafter existing, as defined in Section 424(f) of the Code.

Section 2.  Plan Administration.
            --------------------

            2.1  Administration. The Plan shall be administered by the
                 --------------
Committee, subject to the authorization and ratification of the Board of Directors of Cornerstone.

            Options covering up to 1,458,534 shares of the Common Stock, may be granted pursuant to the Plan. The Committee, in its discretion, may recommend to the Board of Directors of Cornerstone that the Optionee pay consideration to Cornerstone for an option. As used in this Plan, the term "grant" shall include grant of an option or sale of an option. Each Option (as defined below) shall be identified by the Committee at the time it is granted as either an "Incentive Stock Option" which satisfies the requirements of Section 422 of the Code, or any successor provision (an "ISO"), or an Option that is not an ISO (a "non-ISO"). (Individually, each ISO or non-ISO is hereinafter referred to as an "Option", and collectively they are

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hereinafter referred to as "Options".) An Option shall be a non-ISO (i) if the fair market value of the Stock which may be acquired upon exercise of such Option exceeds the limitation set forth in Section 422(d) of the Code, (ii) if for some other reason such Option does not satisfy the requirements of the Code applicable to ISOs; or (iii) if the terms of such Option provide that it will not be treated as an ISO.

     2.2  Authorized Actions. Subject to the express provisions and limitations
          ------------------
of the Plan, the Committee, subject to any limitations and authorization by the Board of Directors of Cornerstone, shall have full power and authority to interpret the Plan and any Options granted thereunder, to establish, amend and rescind rules and regulations relating to the Plan or any Options, to determine the form and content of Options (which need not be identical or uniform) to be issued, to provide for conditions and assurances deemed necessary or advisable to protect the interests of Cornerstone and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect or any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent that the Committee shall deem advisable, subject to ratification by the Board of Directors of Cornerstone. The Committee, subject to authorization by the Board of Directors of Cornerstone, may also

          (i) determine the Fair Market Value of the Common Stock, in accordance with the Plan;

          (ii) determine the number of shares of Common Stock to be covered by each such award granted hereunder;

          (iii) approve forms of Stock Option Agreements and any changes thereto for use under the Plan;

          (iv) determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

          (v) determine whether and under what circumstances an Option may be settled in cash under subsection 6.2 instead of Common Stock;

          (vi) reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

     Subject to the restrictions, limitations and authorization by the Board of Directors of

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Cornerstone set forth herein, the Committee shall determine the officers, key employees and Consultants to whom, and the time or times at which, Options shall be granted, the types of Options to be granted, the number of shares of Stock to be subject to each of the Options, the exercise price of each of the Options (the "Option Price"), the consideration, if any, to be paid for the Option, and the period during which and the terms and conditions upon which each of the Options may be exercised.

          Furthermore, the Committee may, with the consent of the Option holder, cancel any Option and issue a replacement Option, or amend any Option.

          2.3   Decisions Are Final and Conclusive. All actions or
                ----------------------------------
determinations of the Committee (subject to approval of the Board of Directors of Cornerstone) shall be by majority vote of its members and all such actions and determinations as to any question arising under the Plan or any Options, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including Cornerstone, its stockholders and persons having any interests in the Options.

          2.4   Committee Liability/Indemnification. No member or former member
                -----------------------------------
of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option awarded under it. To the maximum extent permitted by applicable law, each member or former member of the Committee or of the Board shall be indemnified and held harmless by Cornerstone against any cost or expense (including counsel fees, which fees may be advanced by Cornerstone), or liability (including any sum paid in settlement of a claim with the approval of Cornerstone) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors or under the Certificate of Incorporation or By-Laws of Cornerstone.

Section 3.  Plan Eligibility.
            -----------------

          3.1  Eligibility. Officers, key employees of Cornerstone or any
               -----------
Subsidiary shall be eligible to receive Options. Consultants may only be granted non-ISOs.

          3.2  Rights of Participants. Nothing in this Plan or in any Option
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shall interfere with or limit in any way the right of Cornerstone or any of its
Subsidiaries to terminate any

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participant's employment, or consulting relationship, at any time, or confer upon any participant any right to continue in the employ of Cornerstone or any Subsidiary, or to continue as a Consultant.

Section 4.  Stock Subject to the Plan.
            -------------------------

            4.1   Number. The total number of shares of Common Stock which may
                  ------
be acquired upon the exercise of Options granted under the Plan shall not exceed 1,463,534, subject to increase or decrease as provided for in Section 4.3 hereof.Such shares may consist, in whole or in part, of authorized but unissued, or reacquired, shares of Common Stock or Common Stock of Cornerstone that is held as treasury stock, which is not reserved for any other purpose.

            4.2   Unused Stock. In the event any shares of Common Stock are
                  ------------
subject to an Option which, for any reason, is terminated or expires unexercised as to such shares, such shares shall again be available for acquisition pursuant to Options granted pursuant to this Plan.

            4.3   Adjustment in Capitalization. If there is any increase or
                  ----------------------------
decrease in the number, or change in the classification or designation, of outstanding shares of Common Stock by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of shares of Common Stock, the aggregate number and/or class of shares of Common Stock available under this Plan, the number and class of shares of Stock subject to each outstanding Option and the Option Price thereof shall be appropriately adjusted, in a manner consistent with Section 424 of the Code, by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded down to the nearest whole share. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Committee, in its sole discretion, to give proper effect to such event, subject to the limitations of Section 424 of the Code.

Section 5.  Options.
            --------

            5.1   Option Agreement. Each Option granted under the Plan shall be
                  -----------------
evidenced by a written stock option agreement (the "Option Agreement") setting forth the terms upon which the Option is granted, which Option Agreement shall be substantially in the form as shall be approved by the Committee. Each Option Agreement shall state the number of shares of Common Stock, as designated by the Committee, to which that Option pertains. More than one Option may be granted to an eligible officer or key employee.

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            5.2   Option Price. The per share Option Price for any ISO granted
                  ------------
pursuant to this Plan shall not be less than the fair market value of a share of Common Stock on the date the Option is granted, as such value is determined by the Committee; provided, however, that in the case of an ISO granted to any person who owns, directly or indirectly, shares of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of Cornerstone or any of its subsidiaries, the per share Option Price shall be not less than 110% of the fair market value of a share of Common Stock on the date the ISO is granted, as such value is determined by the Committee, and such ISO shall expire not later than ten years from the date on which such ISO is granted.

            The per share Option Price for any non-ISO granted pursuant to this Plan shall be determined by the Committee.

            5.3   Duration of Options.  Each Option shall be of the duration
                  -------------------
specified in the Option Agreement pursuant to which it is granted. The Option Agreement may provide that all rights to exercise such Option shall expire not later than up to ten years from the date on which such Option is granted, except as otherwise provided pursuant to Section 5.2.

            5.4   Other Terms and Conditions. Options may contain such other
                  --------------------------
provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate, subject to the restrictions and limitations set forth herein. Without limiting the generality of the foregoing, the Committee, in its discretion, may elect to include in any Option Agreement provisions pursuant to which Cornerstone may agree to loan funds to the Option holder upon exercise of an Option and/or provisions that the Option is not and will not be treated as, an ISO. Notwithstanding any other provision of this Plan, Cornerstone shall use its best efforts to ensure that any ISO granted hereunder shall contain all provisions required to be included in the terms of an ISO under the then applicable provisions of the Code, but in no event and under no theory shall Cornerstone have any liability should an ISO granted hereunder fail to contain all provisions required under the Code.

            5.5  Exercise. Each Option granted under the Plan shall be
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exercisable in accordance with the terms specified in the Option Agreement pursuant to which it is granted.

Section 6.  Purchase of Stock.
            ------------------

            6.1  Written Notice. The holder of an Option wishing to exercise an
                 --------------
Option,

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or a portion of an Option, shall give written notice to Cornerstone. The date
Cornerstone receives such notice shall be considered the date such Option was exercised as to the shares of Common Stock specified in such notice.

          6.2   Payment. Simultaneously with the delivery to the holder of an
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Option of one or more certificates evidencing shares of Common Stock being acquired upon exercise of such Option, such holder shall: (a) pay to Cornerstone the sum of (i) the aggregate Option Price of all shares being purchased pursuant to such exercise of the Option, or, if the Committee shall permit the payment of such Option Price in installments, on such terms and conditions as it may determine, and (ii) an amount equal to the federal, state and local income taxes, if any, required to be withheld and paid by Cornerstone as a result of such exercise; and, if applicable, (b) accept and agree to the terms of a Restricted Stock Purchase Agreement substantially in the form attached to the Option Agreement (each such agreement being hereafter referred to as a "Purchase Agreement"), unless such holder is already a party to such a Purchase Agreement, in which event the restrictions on transfer contained therein will, without any action on the part of Cornerstone or such holder, be applicable to the shares of Stock to be issued upon the exercise of such Option. The consideration to be paid for the shares of Common Stock to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or (4) if the Common Stock shall be publicly traded, delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit Cornerstone. The proceeds from such payment shall constitute general funds of Cornerstone and shall be available without restriction for its corporate purposes.

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            6.3   Issuance of Stock Certificates. As soon as possible after
                  ------------------------------
receipt of written notice of exercise of an Option, and simultaneously with payment and satisfaction of any other conditions to the exercise of such Option set forth in the Plan or Option Agreement by the holder of the Option, Cornerstone shall deliver, free and clear of any stock issue or transfer taxes payable in connection therewith, to the holder of the Option (or, if, pursuant to the Restricted Stock Purchase Agreement, all certificates of Common Stock owned by such person must be held by the escrow agent, to the escrow agent thereunder) a certificate or certificates for the appropriate number of shares of Common Stock.

            6.4   Privileges of a Stockholder.  No holder of any Option or his
                  ---------------------------
legal representatives, legatees or distributees, as the case may be, shall be deemed a stockholder (for purposes of voting, receipt of dividends or any other rights) with respect to any shares of Common Stock covered by Options held by such holder until he has exercised the Option as to such shares, paid for such shares in full and a stock certificate has been issued to him or his custodian or the escrow agent, for such shares of Common Stock.

Section 7.  Non-Transferability of Options.
            ------------------------------

            Each Option will provide that it is not transferable by the holder thereof otherwise than by will or the applicable laws of descent and distribution, and is exercisable, during such holder's lifetime, only by him or by his guardian or legal representative.

Section 8.  Termination of Employment.
            -------------------------

            (a) Each Option shall terminate upon the termination, for whatever reason, of the Option holder's Continuous Status as an Employee or Consultant with Cornerstone or any Subsidiary (but not in the event of a change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first
(91st) day following such change of status) or from Consultant to Employee), except that: (i) if the employment of an Option holder terminates due to the Disability (as defined below) of such person, such Option holder may exercise his Option or Options (to the extent he was entitled to do so at the termination of his employment) at any time and from time to time within twelve (12) months after such termination, but in no event after the expiration of his Option or Options; provided, however, that options granted under the Plan shall not be affected by any change of employment provided the Option holder continues to be

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an employee of Cornerstone or any of its subsidiaries; (ii) in the event of the death of a holder of an Option, the Option or Options theretofore granted to him may be exercised (to the extent the deceased was entitled to do so at the date of his death) at any time and from time to time within a period of twelve (12) months after his death by his personal representatives or the person or persons to whom his rights under said Option or Options shall pass by will or the applicable laws of descent and distribution, but in no event may such person or persons exercise any Option after its expiration; (iii) if the employment of an Option holder is terminated other than for Cause (as defined below), such Option holder may exercise his Option or Options (to the extent he was entitled to do so at the termination of his employment or position as a director) at any time and from time to time within thirty (30) days after such termination, but in no event after the expiration of his Option or Options; and (iv) if Cornerstone determines to cease using the services of a Consultant, such Consultant shall be advised in writing of such termination in order to terminate the Continuous Status of a Consultant with Cornerstone or any Subsidiary of such Consultant for purposes of this Plan.

          (b) As used in this Section and elsewhere in the Plan, the following terms shall have the following meanings:

          "Cause" means (i) a Criminal Conviction; (ii) the willful failure by an employee, in the judgment of the Committee, to substantially perform his duties, other than any such failure resulting from his incapacity due to physical or mental illness; or (iii) willful misconduct by him that, in the judgment of the Committee, is materially injurious to Cornerstone or any of its subsidiaries. Notwithstanding the foregoing, an employee shall not be deemed to have been terminated for Cause under clauses (ii) or (iii) above unless and until there shall have been delivered to him a copy of a resolution, duly adopted by the affirmative vote of not less than two-thirds of the entire membership of the Committee at a meeting of the Committee called and held for the purpose (after thirty (30) days prior written notice to him and an opportunity for him, together with his counsel (whose fees and expenses shall be paid by him), to be heard before the Committee), finding that in the good faith opinion of the Committee he was guilty of conduct set forth above in clause (ii) or (iii) above and specifying the particulars thereof in detail. The employee agrees to cooperate with the Committee of the Board in any investigation by it to determine whether Cause for his termination exists.

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            "Criminal Conviction" means any conviction of a
            criminal violation related to an employee's duties or responsibilities to Cornerstone or any Subsidiary, regardless of the classification of such violation; or any conviction of a criminal violation not related to his duties or responsibilities to Cornerstone or any of Subsidiary, which violation is classified as a felony.

            "Disability" means that an Option holder has been unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than one hundred twenty
            (120) days.

            (c)   Rule 16b-3. Options granted to persons subject to Section
                  ----------
16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

            (d)   Buyout Provisions. The Administrator may at any time offer to
                  -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

Section 9.  Duration.
            --------

            The Plan shall remain in effect for ten years, or until sooner terminated by the Board of Directors of Cornerstone; but Options theretofore granted may extend beyond the date of the termination or expiration of the Plan, in accordance with the provisions of the Plan. Subject to the foregoing, all Options granted under this Plan shall be granted within ten years from the date this Plan was adopted by the Board of Directors of Cornerstone.

Section 10. Amendment.
            ---------

            No amendment to the Plan may be made unless such amendment shall have been approved by the affirmative vote or written consent of 51% of the Board of Directors of Cornerstone, and no amendment to the Plan shall be made unless such amendment shall have also been approved by the affirmative vote or written consent of the holders of a majority of the outstanding Common Stock.

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        No termination, expiration or amendment of the Plan may, without the written consent of the holder of any Option then outstanding, affect adversely the rights of the holder under such Option.

Section 11.  Government Regulations.
             -----------------------

             The Plan, the grant and exercise of Options thereunder and the obligation of Cornerstone to sell and deliver shares of Common Stock pursuant to such Options shall be subject to all applicable laws, rules and regulations, and to any required approvals by any governmental agencies or national securities exchanges.

        So long as this Plan is in effect, each member of the Committee shall be a director of Cornerstone who is a disinterested person as defined in Rule 16b-3(c)(i) or any successor Rule under the Securities Exchange Act of 1934 (the "Exchange Act"). With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

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